                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) September 16, 2002
                                                 -------------------------------

                        SOURCE INTERLINK COMPANIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Missouri
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                 (State or Other Jurisdiction of Incorporation)

             1-13437                                     43-1710906
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    (Commission File Number)                 (IRS Employer Identification No.)


Two City Place Drive, Suite 380, St. Louis, MO                    63141
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(Address of Principal Executive Offices)                       (Zip Code)


                                 (314) 995-9040
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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                        SOURCE INTERLINK COMPANIES, INC.

                                    FORM 8-K

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits.

         See the Exhibit Index attached to this report and incorporated herein by reference.

ITEM 9. REGULATION FD DISCLOSURE.

         Source Interlink Companies, Inc. is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. Exhibit 99.1 consists of copies of the certifications required by
Section 906 of the Sarbanes-Oxley Act of 2002, which accompanied the Quarterly Report on Form 10-Q filed by the registrant on September 16, 2002.

         The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 16, 2002

                                          SOURCE INTERLINK COMPANIES, INC


                                      By: /s/ W. Brian Rodgers
                                          -------------------------------------
                                          W. Brian Rodgers
                                          Secretary and Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit
Number      Description
-------     -----------
 99.1       Certifications under Section 906 of the Sarbanes-Oxley Act of 2002.



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